Exhibit 99.01
Cadence Reports Second Quarter 2017 Financial Results
SAN JOSE, Calif. — July 24, 2017 — Cadence Design Systems, Inc. (NASDAQ: CDNS) today announced results for the second quarter 2017.
Cadence reported second quarter 2017 revenue of $479 million, compared to revenue of $453 million reported for the same period in 2016. On a GAAP basis, Cadence recognized net income of $69 million, or $0.25 per share on a diluted basis, in the second quarter of 2017, compared to net income of $49 million, or $0.17 per share on a diluted basis, for the same period in 2016.
Using the non-GAAP measure defined below, net income in the second quarter of 2017 was $94 million, or $0.34 per share on a diluted basis, as compared to net income of $86 million, or $0.29 per share on a diluted basis, for the same period in 2016.
“Customer adoption of our innovative product portfolio enabled Cadence's strong second quarter results, driven by robust software and IP growth,” said Lip-Bu Tan, president and chief executive officer.
“Our excellent financial results for the second quarter were highlighted with revenue near the high end of our guidance range and operating margin, EPS and operating cash flow all exceeding expectations,” said Geoff Ribar, senior vice president and chief financial officer, and added, “We are increasing our outlook for the fiscal year and expect to repurchase shares in the third quarter under our existing authorization.”
CFO Commentary
Commentary on the second quarter 2017 financial results by Geoff Ribar, senior vice president and chief financial officer, is available at www.cadence.com/cadence/investor_relations.
Business Outlook
For the third quarter of 2017, the company expects total revenue in the range of $475 million to $485 million. Third quarter GAAP net income per diluted share is expected to be in the range of $0.24 to $0.26. Net income per diluted share using the non-GAAP measure defined below is expected to be in the range of $0.33 to $0.35.
For 2017, the company expects total revenue in the range of $1.910 billion to $1.950 billion. On a GAAP basis, net income per diluted share for 2017 is expected to be in the range of $0.98 to $1.04. Using the non-GAAP measure defined below, net income per diluted share for 2017 is expected to be in the range of $1.36 to $1.42.

A schedule showing a reconciliation of the business outlook from GAAP net income and diluted net income per share to non-GAAP net income and diluted net income per share is included in this release.
Audio Webcast Scheduled

Lip-Bu Tan, president and chief executive officer, Geoff Ribar, senior vice president and chief financial officer, and John Wall, corporate vice president, finance and corporate controller, will host a second quarter 2017 financial results audio webcast today, July 24, 2017, at 2 p.m. (Pacific) / 5 p.m. (Eastern). Attendees are asked to register at the website at least 10 minutes prior to the scheduled webcast. An archive of the webcast will be available starting July 24, 2017 at 5 p.m. (Pacific) and ending September 15, 2017 at 5 p.m. (Pacific). Webcast access is available at www.cadence.com/cadence/investor_relations.
About Cadence
Cadence enables electronic systems and semiconductor companies to create the innovative end products that are transforming the way people live, work and play. Cadence® software, hardware and semiconductor IP are used by customers to deliver products to market faster. The company’s System Design Enablement strategy helps customers develop differentiated products-from chips to boards to systems-in mobile, consumer, cloud datacenter, automotive, aerospace, IoT, industrial and other market segments. Cadence is listed as one of Fortune Magazine's 100 Best Companies to Work For. Learn more at cadence.com.
Cadence and the Cadence logo are trademarks or registered trademarks of Cadence Design Systems, Inc. All other trademarks are the property of their respective owners.

The statements contained above regarding Cadence’s second quarter 2017 financial results and expectation to repurchase shares of its common stock, as well as the information in the Business Outlook section, are or include forward-looking statements based on current expectations or beliefs and preliminary assumptions about future events that are subject to factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These forward-looking statements are subject to a number of risks, uncertainties and other factors, many of which are outside Cadence’s control, including, among others: (i) Cadence’s ability to compete successfully in the electronic design automation product and the commercial electronic design and methodology services industries; (ii) the success of Cadence’s efforts to improve operational efficiency and growth; (iii) the mix of products and services sold and the timing of significant orders for Cadence’s products; (iv) change in customer demands, including those resulting from consolidation among Cadence’s customers and the possibility that the restructurings and other efforts to improve operational efficiency of Cadence’s customers could result in delays in purchases of Cadence’s products and services; (v) economic and industry conditions in regions in which Cadence does business; (vi) fluctuations in rates of exchange between the U.S. dollar and the currencies of other countries in which Cadence does business; (vii) capital expenditure requirements, legislative or regulatory requirements, interest rates and Cadence’s ability to access capital and debt markets; (viii) the acquisition of other companies or technologies or the failure to successfully integrate and operate these companies or technologies Cadence acquires, including the potential inability to retain customers, key employees or vendors; (ix) the effects of Cadence’s efforts to improve operational efficiency in its business, including strategic, customer and supplier relationships, and its ability to retain key employees; (x) events that affect cash flow, liquidity, reserves or settlement assumptions Cadence may take from time to time with respect to accounts receivable, taxes and tax examinations, litigation or other matters; and (xi) the effects of any litigation or other proceedings to which Cadence is or may become a party. In addition, the actual timing and amount of Cadence's repurchase of its common stock under the existing authorization will be subject to business and market conditions, corporate and regulatory requirements, acquisition opportunities and other factors.
For a detailed discussion of these and other cautionary statements related to Cadence’s business, please refer to Cadence’s filings with the U.S. Securities and Exchange Commission, which include Cadence’s most recent reports on Form 10-K and Form 10-Q, including Cadence’s future filings.

GAAP to Non-GAAP Reconciliation

Non-GAAP financial measures should not be considered as a substitute for or superior to measures of financial performance prepared in accordance with generally accepted accounting principles, or GAAP. Investors are encouraged to review the reconciliation of non-GAAP financial measures contained within this press release with their most directly comparable GAAP financial results. Investors are also encouraged to look at the GAAP results as the best measure of financial performance.

To supplement Cadence’s financial results presented on a GAAP basis, Cadence management uses non-GAAP measures that it believes are helpful in understanding Cadence’s performance. One such measure is non-GAAP net income, which is a financial measure not calculated under GAAP. Non-GAAP net income is calculated by Cadence management by taking GAAP net income and excluding, as applicable, amortization of intangible assets, stock-based compensation expense, acquisition and integration-related costs including retention expenses, investment gains or losses, income or expenses related to Cadence’s non-qualified deferred compensation plan, restructuring and other significant items not directly related to Cadence’s core business operations, and the income tax effect of non-GAAP pre-tax adjustments.

Cadence’s management uses non-GAAP net income because it excludes items that are generally not directly related to the performance of the company’s core business operations and therefore provides supplemental information to Cadence’s management and investors regarding the performance of the business operations, facilitates comparisons to the historical operating results and allows the review of Cadence’s business from the same perspective as Cadence’s management, including forecasting and budgeting.
The following tables reconcile the specific items excluded from GAAP net income and GAAP net income per diluted share in the calculation of non-GAAP net income and non-GAAP net income per diluted share for the periods shown below:

Net Income Reconciliation	Three Months Ended
	July 1, 2017	July 2, 2016
	(unaudited)
(in thousands)
Net income on a GAAP basis	$69,127	$49,335
Amortization of acquired intangibles	14,704	15,083
Stock-based compensation expense	30,482	25,356
Non-qualified deferred compensation expenses	756	359
Restructuring and other charges (credits)	(929)	(74)
Acquisition and integration-related costs	651	7,190
Other income or expense related to investments and non-qualified deferred compensation plan assets*	(855)	(594)
Income tax effect of non-GAAP adjustments	(19,861)	(11,053)
Net income on a non-GAAP basis	$94,075	$85,602

*
Includes, as applicable, equity in losses or income from investments, write-down of investments, gains or losses on sale of investments and gains or losses on non-qualified deferred compensation plan assets recorded in other income or expense.

Diluted Net Income per Share Reconciliation	Three Months Ended
	July 1, 2017	July 2, 2016
	(unaudited)
(in thousands, except per share data)
Diluted net income per share on a GAAP basis	$0.25	$0.17
Amortization of acquired intangibles	0.05	0.05
Stock-based compensation expense	0.11	0.09
Non-qualified deferred compensation expenses	—	—
Restructuring and other charges (credits)	—	—
Acquisition and integration-related costs	—	0.02
Other income or expense related to investments and non-qualified deferred compensation plan assets*	—	—
Income tax effect of non-GAAP adjustments	(0.07)	(0.04)
Diluted net income per share on a non-GAAP basis	$0.34	$0.29
Shares used in calculation of diluted net income per share — GAAP**	279,526	295,201
Shares used in calculation of diluted net income per share — non-GAAP**	279,526	295,201

*
Includes, as applicable, equity in losses or income from investments, write-down of investments, gains or losses on sale of investments and gains or losses on non-qualified deferred compensation plan assets recorded in other income or expense.

**
Shares used in the calculation of GAAP net income per share are expected to be the same as shares used in the calculation of non-GAAP net income per share, except when the company reports a GAAP net loss and non-GAAP net income, or GAAP net income and a non-GAAP net loss.

Cadence expects that its corporate representatives will meet privately during the quarter with investors, the media, investment analysts and others. At these meetings, Cadence may reiterate the business outlook published in this press release. At the same time, Cadence will keep this press release, including the business outlook, publicly available on its website.
Prior to the start of the Quiet Period (described below), the public may continue to rely on the business outlook contained herein as still being Cadence’s current expectations on matters covered unless Cadence publishes a notice stating otherwise.
Beginning September 15, 2017, Cadence will observe a Quiet Period during which the business outlook as provided in this press release and the most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q no longer constitute the company’s current expectations. During the Quiet Period, the business outlook in these documents should be considered historical, speaking as of prior to the Quiet Period only and not subject to any update by the company. During the Quiet Period, Cadence’s representatives will not comment on Cadence’s business outlook, financial results or expectations. The Quiet Period will extend until the day when Cadence’s third quarter 2017 earnings release is published, which is currently scheduled for Thursday, October 26, 2017.

For more information, please contact:
Cadence Investor Relations
408-944-7100
investor_relations@cadence.com
Cadence Newsroom
408-944-7039
newsroom@cadence.com

Cadence Design Systems, Inc.
Condensed Consolidated Balance Sheets
July 1, 2017 and December 31, 2016
(In thousands)
(Unaudited)

	July 1, 2017	December 31, 2016
Current assets:
Cash and cash equivalents	$655,998	$465,232
Short-term investments	3,229	3,057
Receivables, net	153,154	157,171
Inventories	31,894	39,475
Prepaid expenses and other	39,175	37,099
Total current assets	883,450	702,034
Property, plant and equipment, net of accumulated depreciation of $634,418 and $612,961, respectively	249,140	238,607
Goodwill	575,025	572,764
Acquired intangibles, net of accumulated amortization of $269,859 and $267,723, respectively	229,783	258,814
Long-term receivables	13,340	12,949
Other assets	316,961	311,740
Total assets	$2,267,699	$2,096,908
Current liabilities:
Revolving credit facility	$—	$50,000
Accounts payable and accrued liabilities	222,216	239,496
Current portion of deferred revenue	322,509	296,066
Total current liabilities	544,725	585,562
Long-term liabilities:
Long-term portion of deferred revenue	60,158	66,769
Long-term debt	643,927	643,493
Other long-term liabilities	67,096	59,314
Total long-term liabilities	771,181	769,576
Stockholders’ equity	951,793	741,770
Total liabilities and stockholders’ equity	$2,267,699	$2,096,908

Cadence Design Systems, Inc.
Condensed Consolidated Income Statements
For the Three and Six Months Ended July 1, 2017 and July 2, 2016
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended		Six Months Ended
	July 1, 2017	July 2, 2016	July 1, 2017	July 2, 2016
Revenue:
Product and maintenance	$443,847	$419,963	$895,254	$831,707
Services	35,154	33,058	60,658	69,176
Total revenue	479,001	453,021	955,912	900,883
Costs and expenses:
Cost of product and maintenance	38,829	42,960	82,546	87,141
Cost of services	22,003	18,823	40,078	36,696
Marketing and sales	103,897	101,110	207,244	200,310
Research and development	195,901	182,371	394,187	362,277
General and administrative	32,774	36,388	64,590	64,688
Amortization of acquired intangibles	3,836	4,537	7,692	10,317
Restructuring and other charges (credits)	(929)	(74)	(2,717)	14,512
Total costs and expenses	396,311	386,115	793,620	775,941
Income from operations	82,690	66,906	162,292	124,942
Interest expense	(6,248)	(5,896)	(12,727)	(11,253)
Other income, net	924	2,842	1,983	7,605
Income before provision for income taxes	77,366	63,852	151,548	121,294
Provision for income taxes	8,239	14,517	14,162	21,397
Net income	$69,127	$49,335	$137,386	$99,897
Net income per share - basic	$0.25	$0.17	$0.51	$0.34
Net income per share - diluted	$0.25	$0.17	$0.49	$0.33
Weighted average common shares outstanding - basic	271,887	288,191	271,030	292,403
Weighted average common shares outstanding - diluted	279,526	295,201	278,631	299,318

Cadence Design Systems, Inc.
Condensed Consolidated Statements of Cash Flows
For the Six Months Ended July 1, 2017 and July 2, 2016
(In thousands)
(Unaudited)

	Six Months Ended
	July 1, 2017	July 2, 2016
Cash and cash equivalents at beginning of period	$465,232	$616,686
Cash flows from operating activities:
Net income	137,386	99,897
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	58,304	62,759
Amortization of debt discount and fees	633	527
Stock-based compensation	57,918	49,988
Gain on investments, net	(2,083)	(3,265)
Deferred income taxes	4,813	10,252
Other non-cash items	2,157	750
Changes in operating assets and liabilities, net of effect of acquired businesses:
Receivables	6,342	(3,532)
Inventories	2,535	(10,296)
Prepaid expenses and other	(1,557)	(8,690)
Other assets	(8,790)	(8,709)
Accounts payable and accrued liabilities	(21,995)	(14,012)
Deferred revenue	18,733	(7,412)
Other long-term liabilities	174	(4,700)
Net cash provided by operating activities	254,570	163,557
Cash flows from investing activities:
Purchases of available-for-sale securities	—	(20,525)
Proceeds from the sale of available-for-sale securities	189	55,168
Proceeds from the maturity of available-for-sale securities	—	26,115
Proceeds from the sale of long-term investments	—	2,583
Purchases of property, plant and equipment	(27,488)	(28,287)
Cash paid in business combinations and asset acquisitions, net of cash acquired	—	(41,627)
Net cash used for investing activities	(27,299)	(6,573)
Cash flows from financing activities:
Proceeds from term loan	—	300,000
Proceeds from revolving credit facility	50,000	50,000
Payment on revolving credit facility	(100,000)	—
Payment of debt issuance costs	(793)	(622)
Proceeds from issuance of common stock	29,967	36,296
Stock received for payment of employee taxes on vesting of restricted stock	(25,819)	(17,490)
Payments for repurchases of common stock	—	(480,100)
Net cash used for financing activities	(46,645)	(111,916)
Effect of exchange rate changes on cash and cash equivalents	10,140	7,819
Increase in cash and cash equivalents	190,766	52,887
Cash and cash equivalents at end of period	$655,998	$669,573

Cadence Design Systems, Inc.
(Unaudited)
Revenue Mix by Geography (% of Total Revenue)

	2016					2017
GEOGRAPHY	Q1	Q2	Q3	Q4	Year	Q1	Q2
Americas	49%	47%	46%	48%	48%	45%	45%
Asia	22%	24%	27%	25%	24%	26%	28%
Europe, Middle East and Africa	19%	20%	19%	19%	19%	20%	19%
Japan	10%	9%	8%	8%	9%	9%	8%
Total	100%	100%	100%	100%	100%	100%	100%

Revenue Mix by Product Group (% of Total Revenue)

	2016					2017
PRODUCT GROUP	Q1	Q2	Q3	Q4	Year	Q1	Q2
Functional Verification, including Emulation and Prototyping Hardware	26%	27%	24%	25%	25%	23%	23%
Digital IC Design and Signoff	30%	27%	28%	30%	29%	29%	30%
Custom IC Design	25%	26%	27%	25%	25%	26%	26%
System Interconnect and Analysis	9%	10%	10%	9%	10%	10%	10%
IP	10%	10%	11%	11%	11%	12%	11%
Total	100%	100%	100%	100%	100%	100%	100%

Cadence Design Systems, Inc.
As of July 24, 2017
Impact of Non-GAAP Adjustments on Forward Looking Diluted Net Income Per Share
(Unaudited)

	Three Months Ending September 30, 2017	Year Ending December 30, 2017
	Forecast	Forecast
Diluted net income per share on a GAAP basis	$0.24 to $0.26	$0.98 to $1.04
Amortization of acquired intangibles	0.05	0.20
Stock-based compensation expense	0.12	0.46
Non-qualified deferred compensation expenses	—	0.01
Restructuring and other charges (credits)	—	(0.01)
Acquisition and integration-related costs	—	0.01
Other income or expense related to investments and non-qualified deferred compensation plan assets*	—	(0.01)
Income tax effect of non-GAAP adjustments	(0.08)	(0.28)
Diluted net income per share on a non-GAAP basis†	$0.33 to $0.35	$1.36 to $1.42

Cadence Design Systems, Inc.
As of July 24, 2017
Impact of Non-GAAP Adjustments on Forward Looking Net Income
(Unaudited)

	Three Months Ending September 30, 2017	Year Ending December 30, 2017
($ in millions)	Forecast	Forecast
Net income on a GAAP basis	$66 to $72	$274 to $291
Amortization of acquired intangibles	14	56
Stock-based compensation expense	34	129
Non-qualified deferred compensation expenses	—	2
Restructuring and other charges (credits)	—	(3)
Acquisition and integration-related costs	1	3
Other income or expense related to investments and non-qualified deferred compensation plan assets*	—	(2)
Income tax effect of non-GAAP adjustments	(23)	(79)
Net income on a non-GAAP basis†	$92 to $98	$380 to $397

†	The non-GAAP measures presented in the table above should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP.

*
Includes, as applicable, equity in losses or income from investments, write-down of investments, gains or losses on sale of investments and gains or losses on non-qualified deferred compensation plan assets recorded in other income or expense.